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                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       NANOPHASE TECHNOLOGIES CORPORATION
             -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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

             ILLINOIS                                                                    36-3687863
             --------                                                                    ----------
(STATE OF INCORPORATION OR ORGANIZATION)                                               (I.R.S. EMPLOYER
                                                                                      IDENTIFICATION NO.)

453 COMMERCE STREET, BURR RIDGE, IL                                                 60521
-------------------------------------------------------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                       (ZIP CODE)


     IF THIS FORM RELATES TO THE REGISTRATION OF                           IF THIS FORM RELATES TO THE REGISTRATION
     OF A CLASS OF DEBT SECURITIES AND IS EFFECTIVE                        of A CLASS OF DEBT SECURITIES AND IS TO
     UPON FILING PURSUANT TO GENERAL INSTRUCTION                           BECOME EFFECTIVE SIMULTANEOUSLY WITH
     A.(c)(1), PLEASE CHECK THE FOLLOWING BOX. [ ]                         EFFECTIVENESS OF A CONCURRENT REGISTRATION
                                                                           STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                           PURSUANT TO GENERAL  A.(c)(2), PLEASE CHECK
                                                                           FOLLOWING BOX.  [ ]

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
                    SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


                                                  NONE


                    SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:




                                       COMMON STOCK, $.01 PAR VALUE


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Item 1.  Description of Registrant's Securities to be Registered.

The description of the Common Stock, $.01 par value per share, of the Registrant to be registered that is contained in the "Description of Capital Stock" section of the Registrant's Registration Statement on Form S-1, File No. 333-23241, filed with the Securities and Exchange Commission on March 13, 1997, as amended from time to time, is hereby incorporated herein by reference. Any form of prospectus that constitutes part of the Registration Statement and is filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated herein by reference.


Item 2.  Exhibits.


Exhibit
Number   Description of Document
------   -----------------------

1 Specimen stock certificate representing Common Stock, incorporated herein by reference to Exhibit 4.1 to be filed with an amendment to the Registration Statement.


2.1 Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1 to be filed with an amendment to the Registration Statement.

2.2      Bylaws of the Registrant, incorporated herein by reference to
         Exhibit 3.2 to be filed with an amendment to the Registration
         Statement.





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SIGNATURE


    Pursuant to the requirements-of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                     NANOPHASE TECHNOLOGIES CORPORATION
                                     ------------------------------------------
                                          (Registrant)



Dated:  March 31, 1997               By:  /s/ ROBERT W. CROSS
                                          -------------------------------------
                                          Robert W. Cross
                                          President and Chief Executive Officer





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